UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 10, 2011

Southwestern Public Service Company
(Exact Name of Registrant as Specified in Charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

001-03789	75-0575400
(Commission File Number)	(IRS Employer Identification No.)

Tyler at Sixth, Amarillo, Texas	79101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 571-7511

N/A
(Former Name or Former Address, if Changed Since Last Report)

______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 10, 2011, Southwestern Public Service Company, a New Mexico corporation (SPS), issued $200 million in aggregate principal amount of 4.50% First Mortgage Bonds, Series No. 1 due August 15, 2041 (the Bonds) pursuant to an Underwriting Agreement among SPS and Citigroup Global Markets Inc., Scotia Capital (USA) Inc., and US Bancorp Investments, Inc., as the underwriters named therein.  The Bonds are being issued pursuant to the registration statement, as amended, on Form S-3 (File No. 333-174693) (the Registration Statement).  A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on August 5, 2011.  The Bonds will be governed by the Indenture, dated as of August 1, 2011, by and between SPS and U.S. Bank National Association, as trustee, as supplemented by the Supplemental Indenture No. 1 dated as of August 3, 2011.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

1.01	Underwriting Agreement dated August 3, 2011 among Southwestern Public Service Company and Citigroup Global Markets Inc., Scotia Capital (USA) Inc., and US Bancorp Investments, Inc.

4.01	Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee.

4.02
Supplemental Indenture dated as of August 3, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee, creating $200,000,000 principal amount of 4.50% First Mortgage Bonds, Series No. 1 due 2041.

4.03	Form of 4.50% First Mortgage Bonds due 2041 (included in Exhibit 4.02).

5.01	Opinion of Faegre & Benson, LLP as to the legality of the securities.

5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.

5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

23.01	Consent of Faegre & Benson LLP (included in Exhibit 5.01).

23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).

23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwestern Public Service Company
(a New Mexico Corporation)

By:	/s/ George E. Tyson II
	Name:	George E. Tyson II
	Title:	Vice President and Treasurer

Date:  August 10, 2011

Exhibit Index

Exhibit	Description

1.01	Underwriting Agreement dated August 3, 2011 among Southwestern Public Service Company and Citigroup Global Markets Inc., Scotia Capital (USA) Inc., and US Bancorp Investments, Inc.

4.01	Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee.

4.02
Supplemental Indenture dated as of August 3, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee, creating $200,000,000 principal amount of 4.50% First Mortgage Bonds, Series No. 1 due 2041.

4.03	Form of 4.50% First Mortgage Bonds due 2041 (included in Exhibit 4.02).

5.01	Opinion of Faegre & Benson, LLP as to the legality of the securities.

5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.

5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

23.01	Consent of Faegre & Benson LLP (included in Exhibit 5.01).

23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).

23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03).